UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 26, 2005
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                           Molecular Diagnostics, Inc.
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               (Exact name of registrant as specified in charter)

       Delaware                        0-935                  36-4296006
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(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)          Identification No.)


414 North Orleans Street, Suite 502, Chicago, Illinois           60610
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       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code        (312) 222-9550
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On September 26, 2005, the Board of Directors appointed Robert McCullough, Jr. as Chief Financial Officer of the Company, effective immediately.

         Mr. McCullough has an MBA in finance and is a Certified Public Accountant. He was an executive at Ernst & Young (formerly Ernst & Whinney), and served as CFO at two privately-owned health care companies. From April 1999 to July 2003, Mr. McCullough served as a Portfolio Manager at Presidio Management. From October 2003 to the present, Mr. McCullough has been serving as President and as a Portfolio Manager of Summitcrest Capital, Inc. Mr. McCullough has been an investor in the Company since 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Molecular Diagnostics, Inc.


Dated: September 30, 2005               By: /s/ David Weissberg, M.D.
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                                            David Weissberg, M.D.
                                            Chief Executive Officer